                             CERTIFICATE OF STOCK

 COMMON STOCK                                                      COMMON STOCK
PAR VALUE $.01                                                    PAR VALUE $.01

---------------------                                      ---------------------
      NUMBER                                                      SHARES

IMS
---------------------                                      ---------------------


                                                      CUSIP 449934 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                                   [GRAPHIC]

                            IMS HEALTH INCORPORATED
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
--------------------------------------------------------------------------------
THIS CERTIFIES THAT







IS THE OWNER OF
--------------------------------------------------------------------------------

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

IMS HEALTH INCORPORATED (THE "CORPORATION"), TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION, AS AMENDED, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE BY THE ACCEPTANCE HEREOF EXPRESSLY ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                [IMS CORPORATE SEAL]
DATED:

COUNTERSIGNED AND REGISTERED:
FIRST CHICAGO TRUST COMPANY OF NEW YORK

BY                                                        /s/ Illegible
                                                             CHAIRMAN
                        TRANSFER AGENT
                         AND REGISTRAR,
/s/ Illegible                                             /s/ Illegible
                   AUTHORIZED SIGNATURE               SENIOR VICE PRESIDENT
                                                   GENERAL COUNSEL AND SECRETARY

                           IMS HEALTH INCORPORATED

        THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

        THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN THE CORPORATION AND FIRST CHICAGO TRUST COMPANY OF NEW YORK (THE "RIGHTS AGENT"), DATED ON OR ABOUT JUNE 30, 1998, AS MAY BE AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common            UNIF GIFT MIN ACT--     Custodian
                                                            --------------------
TEN ENT--as tenants by the entireties                      (Cust)        (Minor)
                                                   under Uniform Gifts to Minors
JT TEN--as joint tenants with right
        of survivorship and not as                 Act
        tenants in common                             --------------------------
                                                               (State)

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                       HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   ----------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT                          ATTORNEY TO
TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     ------------------------

        ------------------------------------------------------------------
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
        AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED

BY
  ---------------------------------------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.